SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-h)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-01                  01-0625269
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2001-h

On September 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-h, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-h relating to the distribution date of September 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2003


                             Payment Date: 09/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        126,248,502.80    5.369000%    20,338,633.68    561,842.66   20,900,476.34       0.00   3,014.18
                        A2            271,952.52    0.000000%           354.23          0.00          354.23       0.00       0.00
Residual                AR                  0.00    5.369000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,885,231.32    5.369000%       456,268.83     26,191.00      482,459.83       0.00     140.51
                        B2          2,311,575.91    5.369000%       179,211.31     10,287.19      189,498.50       0.00      55.19
                        B3          1,681,595.56    5.369000%       130,370.35      7,483.59      137,853.94       0.00      40.15
                        B4            629,980.36    5.369000%        48,840.97      2,803.60       51,644.57       0.00      15.04
                        B5            841,150.91    5.369000%        65,212.55      3,743.37       68,955.92       0.00      20.08
                        B6            630,735.08    5.369000%        48,899.45      2,806.96       51,706.41       0.00      15.06
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        138,500,724.44     -           21,267,791.37    615,158.35   21,882,949.72     -        3,300.21
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        105,909,869.11          3,014.18
                                A2            271,598.29              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,428,962.49            140.51
                                B2          2,132,364.60             55.19
                                B3          1,551,225.21             40.15
                                B4            581,139.39             15.04
                                B5            775,938.36             20.08
                                B6            581,835.63             15.06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        117,232,933.07          3,300.21
--------------------------------------------------------------------------------

                             Payment Date: 09/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    126,248,502.80     5.369000% 06050HCN6    35.223720      0.973034    183.421345
                           A2        271,952.52     0.000000% 06050HCP1     0.448452      0.000000    343.845050
Residual                   AR              0.00     5.369000% 06050HCQ9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,885,231.32     5.369000% 06050HCR7    54.754450      3.143045    651.501558
                           B2      2,311,575.91     5.369000% 06050HCS5    54.754450      3.143045    651.501558
                           B3      1,681,595.56     5.369000% 06050HCT3    54.754450      3.143045    651.501558
                           B4        629,980.36     5.369000% 06050HCU0    54.754450      3.143045    651.501558
                           B5        841,150.91     5.369000% 06050HCV8    54.754450      3.143045    651.501558
                           B6        630,735.08     5.369000% 06050HCW6    54.754462      3.143048    651.502108
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     138,500,724.44       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       117,232,932.41   117,232,932.41
Loan count                    253              253
Avg loan rate           6.047612%             6.05
Prepay amount       21,101,738.86    21,101,738.86

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        47,039.57        47,039.57
Sub servicer fees            0.00             0.00
Trustee fees               346.25           346.25


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       2,295,987.60     2,295,987.60


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.966772%           100.000000%            126,520,455.31
   -----------------------------------------------------------------------------
   Junior            8.033228%             0.000000%             11,051,465.67
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   677,009.51
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   677,009.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           21,882,949.72         21,882,949.72
Principal remittance amount           21,267,791.37         21,267,791.37
Interest remittance amount               615,158.35            615,158.35